 Exhibit 10.18

AMENDMENT NO. 1

Dated as of May 20, 2015

to

SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

Dated as of May 11, 2015

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of May 20, 2015, is entered into by and among GWG DLP FUNDING II, LLC, a Delaware limited liability company, as a Borrower (“GWG DLP II” or, a “Borrower”), GWG DLP FUNDING III, LLC, a Delaware limited liability company, as a Borrower (a “Borrower” and together with GWG DLP II, the “Borrowers”), GWG LIFE, LLC, a Delaware limited liability company (formerly known as GWG Life Settlements, LLC), as the Seller and as the Master Servicer (“GWG Life”), GWG HOLDINGS, INC., a Delaware corporation, as the Performance Guarantor (“GWG Holdings”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company, as the Conduit Lender (the “Conduit Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK (“DZ Bank”), as the Committed Lender (together with the Conduit Lender, collectively, the “Lenders”) and as the Agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to the Second Amended and Restated Credit and Security Agreement dated as of May 11, 2015 among the Borrowers, GWG Life, GWG Holdings, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      Amendments. Effective as of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

1.1              The defined term “Advance Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Advance Rate” means, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the Facility Amount, and the denominator of which is equal to the Net Eligible Asset Balance.

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1.2              Section 1.01 of the Credit Agreement is amended to delete the defined term “Life Notes” therefrom in its entirety.

1.3              Section 4.01 of the Credit Agreement is amended to delete clause (hh) therefrom in its entirety.

SECTION 2.      Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”), subject to the condition that the Agent shall have confirmed its receipt of:

                                               (i)         a copy of this Amendment duly executed by the Borrowers, GWG Life, GWG Holdings, the Lenders and the Agent; and

                                              (ii)          to the extent invoiced, all fees and expenses due and payable on or prior to the date hereof in connection with this Amendment.

SECTION 3.      Representations and Warranties. Each of the GWG Parties party hereto hereby represents and warrants that (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (b) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in the Credit Agreement and the other Related Documents are true and correct in all material respects with the same effect as if made on the date hereof and (c) no event has occurred and is continuing that constitutes an Event of Default, Potential Event of Default or Termination Event.

SECTION 4.      Fees and Expenses. The Borrowers shall pay to the Agent and the Lenders on demand all reasonable out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent and the Lender with respect thereto.

SECTION 5.      Reference to and Effect on the Credit Agreement.

5.1              Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, (b) each reference to the Credit Agreement in any other Related Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (c) this Amendment shall constitute a Related Document for all purposes under the Credit Agreement.

5.2              Except as specifically provided herein, the Credit Agreement, the other Related Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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5.3              Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, the other Related Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 6.      Reaffirmation by Performance Guarantor. The Performance Guarantor hereby (i) reaffirms all of its obligations under the Performance Guaranty and (ii) acknowledges and agrees that (A) the Performance Guaranty shall remain in full force and effect and (B) the Performance Guaranty is hereby ratified and confirmed, in each case after giving effect to this Amendment.

SECTION 7.      Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 8.      Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or portable document format (PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

GWG DLP FUNDING II, LLC, as a Borrower

By /s/ Jon Sabes
Name: Jon R. Sabes
Title: President and CEO

GWG DLP FUNDING III, LLC, as a Borrower

By /s/ Jon Sabes
Name: Jon R. Sabes
Title: President and CEO

GWG LIFE, LLC, as the Seller and the Master Servicer

By /s/ Jon Sabes
Name: Jon R. Sabes
Title: CEO

GWG HOLDINGS, INC., as Performance Guarantor

By /s/ Jon Sabes
Name: Jon R. Sabes
Title: CEO

Signature Page to Amendment No. 1 to GWG DLP Second A&R Credit Agreement

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DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, as Agent and as Committed Lender

By /s/ Jayan Krishnan
Name: Jayan Krishnan
Title: Director

By /s/ Mehul Patel
Name: Mehul Patel
Title: Vice President

AUTOBAHN FUNDING COMPANY LLC, as Conduit Lender

By: DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, its Attorney-in-Fact

By /s/ Jayan Krishnan
Name: Jayan Krishnan
Title: Director

By /s/ Mehul Patel
Name: Mehul Patel
Title: Vice President

Signature Page to Amendment No. 1 to GWG DLP Second A&R Credit Agreement